WARRANTS AND DERIVATIVES	12 Months Ended
Dec. 31, 2022
Warrants and Rights Note Disclosure [Abstract]
WARRANTS AND DERIVATIVES
8.	WARRANTS AND DERIVATIVES
In connection with the Note Agreement, on August 11, 2021 the Company granted Legacy Liability Warrants to purchase up to 33,357 shares of common stock at a price of $0.01 per share. The Legacy Liability Warrants were exercisable at any time through the tenth anniversary from the date of grant. The Legacy Liability Warrants had customary anti-dilution provisions for stock splits, stock dividends and recapitalizations of the Company’s common stock. In addition, in connection with issuance of the additional notes payable in July 2022, the Company granted additional Legacy Liability Warrants to purchase up to 13,343 shares of Common Stock that had a fair value of $428 thousand at issuance. The Legacy Liability Warrants had been determined to be liability classified as the exercise price may be reduced and result in the issuance of additional shares in connection with the sale of the Company if such Legacy Liability Warrants are not assumed. The Legacy Liability Warrants were initially recorded at fair value with a corresponding debt discount (Note 7) at grant date and are subsequently remeasured to fair value each reporting period. The Company recorded a fair value loss on the Legacy Liability Warrants of $717 thousand for the twelve months ended December 31, 2022, respectively, which is included in other (loss) income, net on the consolidated statements of operations. The Company did not recognize a change in fair value on the Legacy Liability Warrants during the twelve months ended December 31, 2021. The fair value of the warrant liability as of December 31, 2021 was $561 thousand, and is included in other long-term liabilities in the consolidated balance sheets. The Legacy Liability Warrants were settled in connection with the closing of the Business Combination.
The Company had determined the warrant liability to be a Level 3 fair value measurement. The Company utilizes the Black-Scholes-Merton (“Black-Scholes”) model to determine the fair value of the Legacy Liability Warrants at each reporting date. The significant inputs utilized in the Black-Scholes model as of December 31, 2021 were as follows.

December 31, 2021
Common Stock Fair Value Per Share	$16.81
Exercise Price Per Share	$0.01
Volatility	75.7%
Risk-free rate	0.53%
Expected Dividend Rate	0.0%
The expected dividend rate was 0.0% as the Company has not and does not intend to pay dividends. The Company utilized the probability weighted expected return method (“PWERM”) to value the Company’s common stock.
The following table summarizes the changes in the warrant liability included in other long-term liabilities that were issued in connection with the Note Agreement (in thousands):

Warrant Liability
Balance as of December 31, 2021	$561
Legacy Liability Warrants issued	428
Change in fair value	717
Settlement of warrant liability in common stock	(1,706)

Balance as of December 31, 2022	$—

Restricted Stock Units
The Company did not grant any RSUs under the 2022 plan as of December 31, 2022. The RSUs would be issued upon vesting. The RSUs vest over a period of one to three years and are expected to be settled in shares upon vesting. Stock-based compensation expense is recognized on a straight-line basis through the vesting date of the RSUs. There were no unrecognized stock-based compensation expense related to the unvested RSUs as of December 31, 2022.

Convertible Note Warrants
The Company issued the PIPE Warrants in connection with the Convertible Notes issuance. There were 1,396,419 PIPE Warrants issued to purchase common stock of the Company at $11.50 per share. The PIPE Warrants are redeemable for $0.01 once the Company’s stock prices reaches $18.00 per share. The PIPE Warrants are equity classified. Approximately $377 thousand of the proceeds upon issuance of the Convertible Notes was allocated to the PIPE Warrants along with an immaterial amount of issuance costs.
Other Warrants
The Company had also granted Legacy Equity Warrants in 2017 and 2018 to purchase 100,000 shares of common stock at a price of $0.96 per share. 75,000 of such warrants were set to expire on January 12, 2027 and the remaining 25,000 were set to expire on July 20, 2028. The Legacy Equity Warrants were fully vested and exercisable at the Holder’s option at any time. Any shares not exercised at time of an acquisition would have automatically been deemed to be cashless exercised. Under the applicable accounting literature, these warrants meet the criteria to be classified as permanent equity within the equity section of the consolidated balance sheet. These warrants were settled in connection with the closing of the Business Combination.
In addition, in connection with the Promissory Notes, the Company issued the Promissory Note Warrants to purchase up to 31,024 shares of common stock of the Company at an exercise price of $0.01 per share. The Promissory Note Warrants are fully vested and exercisable at the Holder’s option at any time. Under the applicable accounting literature, these warrants meet the criteria to be classified as permanent equity within the equity section of the consolidated balance sheet. These warrants were settled in connection with the closing of the Business Combination.
Standby Agreement Derivative Liability
In connection with the Business Combination, Legacy Nogin acquired from SWAG a derivative liability associated with agreements entered into by SWAG prior to the Closing Date. SWAG entered into an agreement with a financial institution (the “Financial Institution”), whereby the Financial Institution purchased SWAG Class A common stock from third parties prior to the Closing Date (the “Standby Agreement”). At the Closing Date, the Company paid the Financial Institution 80% of the Financial Institution’s aggregate purchase price of such shares of SWAG Class A common stock. After the Closing Date, the Financial Institution may sell the shares purchased pursuant to the Standby Agreement and keep all the proceeds of such sales until they have recouped the remaining 20% of the aggregate purchase price of the shares purchased prior to the Closing Date. After such time, proceeds from the sale of such shares would be paid to the Company less a liquidity fee equal to 3.5% of the proceeds from such sales. If the Financial Institution has not fully recouped the aggregate purchase price of the shares purchased prior to the Closing Date by August 26, 2026, the Company would be obligated to pay the remaining amount due to the Financial Institution on such date. Any remaining unsold shares as of August 26, 2026 would be returned to the Company.
In addition, SWAG entered into a subscription agreement (the “Subscription Agreement”) with the same Financial Institution whereby the Financial Institution purchased 517,079 shares of Common Stock at a purchase price of $10.17 per share at the closing of the Business Combination and paid the Company an amount equal to 20% of the purchase price. The Subscription Agreement was structured similarly to the Standby Agreement between the Company and the Financial Institution regarding the timing and amount of future payments, as well as the return of any unsold shares at maturity.
The Company concluded the Standby Agreement would be accounted for as a derivative in its entirety in accordance with ASC
815-10,
and the structured payments within the Subscription Agreement was considered an embedded feature in the Subscription Agreement that met the definition of a derivative and required bifurcation from the Subscription Agreement, as it is not clearly and closely related to the Subscription Agreement and would be accounted for in accordance with ASC
815-10
(together the “Standby Agreement Derivative”). The Standby Agreement Derivative was not entered in to for hedging purposes. The Company accounted for the Standby Agreement Derivative acquired at fair value upon the closing of the Business Combination. The Company will continue to account for the Standby Agreement Derivative at fair value each reporting period in accordance with ASC
815-10.
The Company engaged a third-party valuation specialist to assist with the fair value assessment. The acquisition date fair value at the closing of the Business Combination was $2.0 million. The fair value as of December 31, 2022 of the Standby Agreement Derivative liability is $0.8 million and is recognized in other long-term liabilities on the consolidated balance sheets. The change in fair value of the Standby Agreement Derivative liability for the twelve months ended December 31, 2022 of $1.1 million is recorded in change in fair value of derivatives on the consolidated statements of operations.